UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/23/2008

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  -

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2008, The Pep Boys - Manny, Moe & Jack (the "Company") appointed Michael R. Odell, 45, its Interim Chief Exectuive Officer. Mr. Odell previously served as the Company's Executive Vice President - Chief Operating Officer. In connection with his appointment, Mr. Odell received a $20,000 monthly increase to his base salary.

Mr. Odell succeeds Jeffrey C. Rachor who resigned from his positions as President & Chief Executive Officer and member of the Board of Directors on April 23, 2008.

The Company's press release announcing these management changes is attached hereto as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release dated April 23, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: April 25, 2008	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
VP-General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 23, 2008